UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2023

ENERGY RESOURCES 12, L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-55916	81-4805237
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

120 W 3rd Street, Suite 220 Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 882-9192

                       Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Energy Resources 12, L.P. (the “Partnership”) is filing this report in accordance with Item 8.01 of Form 8-K.

Item 8.01.  Other Events

To assist trustees and custodians of individual retirement accounts (“IRAs”) containing an investment in the Partnership’s common units and to assist broker-dealers in meeting their customer account statement reporting obligations under Financial Industry Regulatory Authority (“FINRA”) rules for investments in the Partnership, the Partnership provided an estimate of its per common unit value of the Partnership’s common units of $19.64 as of December 31, 2022.

On June 29, 2023, the Partnership will make a special distribution to holders of its common units of $1.60 per common unit. In May 2023, the Partnership paid a withholding tax of approximately $0.03 per common unit to the state of North Dakota on behalf of its limited partners. Together, these two transactions have and/or will reduce the equity basis of the limited partner common units by an approximate total of $1.63 per common unit.

The Partnership has not completed a full, third-party reevaluation of its oil and natural gas properties at this time. However, to assist the trustee and custodians of IRAs and to assist broker-dealers in meeting customer account statement reporting obligations under FINRA, the Partnership is adjusting its estimated per common unit value to $18.01 as of June 30, 2023, which accounts for the special distribution and tax withholding payments described above. The Partnership anticipates completing a fair value estimate of its common units for FINRA compliance purposes as of December 31, 2023.

Since the Partnership’s common units are not listed on a national securities exchange, no material public market exists for the Partnership’s common units. Although not prepared for generally accepted accounting purposes, the estimated value of the Partnership’s oil and gas properties as of December 31, 2022 was calculated in accordance with the income approach as outlined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures. The estimated per common unit value was not based on an appraisal of the Partnership’s assets and does not represent: (i) the amount at which the Partnership’s common units would trade on a national securities exchange, (ii) the amount a limited partner would obtain if he or she tried to sell his or her common units or (iii) the amount limited partners would receive if the Partnership liquidated its assets and distributed the proceeds after paying all expenses and liabilities.

There can be no assurance that the Partnership’s estimated value per common unit as of December 31, 2022 or June 30, 2023, or the methodology used to estimate such values, complies with requirements applicable to a trustee’s, custodian’s or broker-dealer’s obligations with respect to IRAs or FINRA’s reporting requirements. The Partnership’s methodology used to calculate its per common unit value estimates can be found in the Partnership’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 25, 2023.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K other than historical facts may be considered forward-looking statements. These forward-looking statements are predictions and generally can be identified by use of statements that include phrases such as “may,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “target,” “goal,” “plan,” “should,” “will,” “predict,” “potential,” and similar expressions that convey the uncertainty of future events or outcomes. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Partnership to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, the ability of the Partnership to implement its operating strategy; the ability of the Partnership to manage planned growth; the ability of the Partnership to provide liquidity opportunities for its limited partners; changes in general political, economic and competitive conditions and specific market conditions; adverse changes in the energy and capital markets; financing risks; litigation; regulatory proceedings or inquiries; and changes in laws or regulations or interpretations of current laws and regulations that impact the Partnership’s business. Although the Partnership believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this Current Report on Form 8-K will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Partnership or any other person that the results or conditions described in such statements or the objectives and plans of the Partnership will be achieved. Readers should carefully review the Partnership’s financial statements and the notes thereto, as well as the risk factors described in the Partnership’s filings with the SEC, including, but not limited to, in the section entitled “Item 1A. Risk Factors” in the Annual Report on Form 10-K filed by the Partnership with the SEC on March 22, 2023. Any forward-looking statement that the Partnership makes speaks only as of the date of this Current Report on Form 8-K. The Partnership undertakes no obligation to publicly update or revise any forward-looking statements or cautionary factors, as a result of new information, future events, or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 21, 2023

ENERGY RESOURCES 12, L.P.

		By:	/s/ David S. McKenney
David S. McKenney
Chief Financial Officer of Energy Resources 12 GP, LLC